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                                                     January 5, 2004


Chardan China Acquisition Corp.
777 South Highway 101
Suite 105
Solana Beach, California 92075

EarlyBirdCapital, Inc.
600 Third Avenue
33rd Floor
New York, New York 10016

                  Re: Initial Public Offering

Gentlemen:

                  The undersigned stockholder, officer and director of Chardan China Acquisition Corp. ("SPAC"), in consideration of EarlyBirdCapital, Inc. ("EBC") entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the SPAC ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 12 hereof):

                  1. If the SPAC solicits approval of its stockholders of a Business Combination, the undersigned will vote all Insider Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares.

                  2. In the event that the SPAC fails to consummate a Business Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within his power to cause the SPAC to liquidate as soon as reasonably practicable. The undersigned waives any and all rights he may have to receive any distribution of cash, property or other assets as a result of such liquidation with respect to his Insider Shares. The undersigned agrees to indemnify and hold harmless the SPAC against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating,


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preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the SPAC may become subject as a result of any claim by any vendor or other person who is owed money by the SPAC for services rendered or products sold, or by any target business, but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Fund (as defined in the Letter of Intent).

                  3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the SPAC for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the SPAC of a Business Combination, the liquidation of the SPAC or until such time as the undersigned ceases to be an officer or director of the SPAC, subject to any pre-existing fiduciary obligations the undersigned might have.

                  4. The undersigned acknowledges and agrees that the SPAC will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the SPAC obtains an opinion from an independent investment banking firm reasonably acceptable to EBC that the business combination is fair to the SPAC's stockholders from a financial perspective.

                  5. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the SPAC prior to the consummation of the Business Combination; provided that, commencing on the Effective Date, Chardan Ventures LLC, a limited liability company ("Related Party"), shall be allowed to charge the SPAC an allocable share of Related Party's overhead, up to $7,500 per month, to compensate it for the SPAC's use of Related Party's offices, utilities and personnel. Related Party and the undersigned shall also be entitled to reimbursement from the SPAC for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

                  6. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

                  7. The undersigned will escrow his Insider Shares for the three year period commencing on the Effective Date subject to the terms of a Stock Escrow

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Chardan China Acquisition Corp.
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Agreement which the SPAC will enter into with the undersigned and American Stock
Transfer & Trust Company as escrow agent.

                  8. The undersigned agrees that, during the three year period terminating on November 24, 2006, he will not become involved (whether as owner, manager, operator, creditor, partner, shareholder, joint venturer, member, employee, officer, director, consultant or otherwise) with any Acquisition Fund (as defined in Section 12(v) below), unless such Acquisition Fund engages EBC to be the managing underwriter of the initial public offering of the Acquisition Fund's securities.

                     The undersigned hereby agrees and acknowledges that (i) EBC would be irreparably injured in the event of a breach by the undersigned of any of his obligations under this paragraph 8, (ii) monetary damages would not be an adequate remedy for any such breach, and (iii) EBC shall be entitled to injunctive relief, in addition to any other remedy it may have, in the event of such breach.

                  9. I agree to be the Chairman of the Board and a director of the SPAC until the earlier of the consummation by the SPAC of a Business Combination or the liquidation of the SPAC. The undersigned's biographical information furnished to the SPAC and EBC and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's Questionnaire furnished to the SPAC and EBC and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

     (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

     (b) he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

     (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

                  10. I have full right and power, without violating any agreement by


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which I am bound, to enter into this letter agreement and to serve as Chairman of the Board of the SPAC.

                  11. I authorize any employer, financial institution, or consumer credit reporting agency to release to EBC and its legal representatives or agents (including any investigative search firm retained by EBC) any information they may have about my background and finances ("Information"). Neither EBC nor its agents shall be violating my right of privacy in any manner in requesting and obtaining the Information and I hereby release them from liability for any damage whatsoever in that connection.

                  12. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the SPAC; (ii) "Insiders" shall mean all officers, directors and stockholders of the SPAC immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the SPAC owned by an Insider prior to the IPO; (iv) "IPO Shares" shall mean the shares of Common Stock issued in the SPAC's IPO; and
(v) "Acquisition Fund" shall mean any company formed with the intent to offer securities to the public and use the proceeds to consummate one or more Business Combinations which are unspecified at the time of the securities offering.

                                              Dr. Richard D. Propper
                                              ----------------------
                                              Print Name of Insider



                                              /s/ Dr. Richard D. Propper
                                              --------------------------
                                              Signature

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                                    EXHIBIT A

     DR. RICHARD D. PROPPER has been our chairman of the board of directors since our inception. In June 2001, he formed Chardan Ventures, a venture capital management and financial strategic consulting firm based in Southern California, and has been its manager since its formation. During this time, Dr. Propper has been focused principally on building business relationships between Chinese and U.S. companies. From June 2002 to July 2003, Dr. Propper was chief executive officer and chairman of the board of Mera Pharmaceuticals, Inc., a public company that produces products from aquatic microorganisms. In 1984, he founded Montgomery Medical Ventures, an early stage venture capital firm, and was the managing general partner until July 1993. He then pursued private investment activities until he formed Chardan Ventures. Dr. Propper received a B.S. from McGill University and an M.D. from Stanford University. He also spent ten years on the faculty of Harvard medical school as a research fellow and an assistant professor in pediatrics. Dr. Propper is the father of Kerry Propper, our executive vice president.